UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    _________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 0R 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  September 26, 2002

                        Commission File Number:  0-18365


                American Income Partners V-B Limited Partnership
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Massachusetts              04-3061971
(State  of  jurisdiction     (I.R.S.  Employer
    of  Incorporation)     Identification  No.)


                               1050 Waltham Street
                               Lexington, MA 02421
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's  telephone  number,  including  area  code:  (781)  676-0009


ITEM  5.     Other  Events.
--------

     On September 26, 2002, American Income Partners V-B Limited Partnership (the "Partnership") completed its liquidation and dissolution pursuant to a Plan of Liquidation and Dissolution (the "Plan"), adopted as of July 18, 2002, in accordance with the terms of the settlement of the class and derivative action lawsuit entitled Leonard Rosenblum, et al. v. Equis Financial Group Limited
                   -------------------------------------------------------------
Partnership,  et  al.  involving  the  Partnership  as  a  nominal defendant and
    ----------------
directing the implementation of the settlement, the Final Judgment and Order for
    ---
which was docketed on June 18, 2002 and the appeal period for which expired on July 18, 2002 (the "Order").

     The Partnership entered into a Liquidating Trust Agreement (the "Liquidating Trust Agreement") with Wilmington Trust Company ("Wilmington Trust"), as trustee of the American Income Partners V-B Limited Partnership Liquidating Trust (the "Liquidating Trust"). As of July 18, 2002, each unitholder of the Partnership received a pro rata beneficial interest in the Liquidating Trust in exchange for such holder's Partnership units.

     In accordance with the Order, the Plan and the Liquidating Trust Agreement the Partnership has transferred all of its cash, non-cash assets and all of its liabilities to the Liquidating Trust, including $1,371,414 in cash as a reserve for contingent liabilities of the Partnership and the Liquidating Trust. On August 16, 2002, the Partnership distributed a total of $2,152,363.10 in cash to the General Partner and its unit holders of record as of August 8, 2002. On September 26, 2002, the Partnership filed a Certificate of Cancellation with the Secretary of State of The Commonwealth of Massachusetts.

Item  7.     Financial  Statements  and  Exhibits.
--------

     (c)  Exhibits

     2.17     Plan  of  Liquidation  and  Dissolution
     2.18     Final  Judgment  and  Order
     2.19     Liquidating  Trust  Agreement
     2.20     Certificate  of  Cancellation


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American  Income  Partners  V-B  Limited  Partnership


By:  /s/  Wayne  Engle________
   -------------------
Wayne  Engle
Vice  President

Date:     September  30,  2002

                                  Exhibit Index
                                  -------------

Exhibit 2.17 Plan of Liquidation and Dissolution: Incorporated by reference to Exhibit 2.15 to a report on Form 10-Q for the Partnership filed with the Commission on August 14, 2002
     [File  #000-18365,  Film  #02736193]

Exhibit 2.18     Final Judgment and Order:  Incorporated by reference to Exhibit
2.12 to a report on Form 8-K for the Partnership filed with the Commission on July 24, 2002
     [File  #000-18365,  Film  #02709880]

Exhibit  2.19     Liquidating  Trust  Agreement:  Incorporated  by  reference to
Exhibit 2.16 to a report on Form 10-Q for the Partnership filed with the Commissioner on August 14, 2002
     [File  #000-18365,  Film  #02736193]

Exhibit 2.20 Certificate of Cancellation of Limited Partnership filed with the Secretary of State of The Commonwealth of Massachusetts on September 26, 2002, filed herein.